HIT Achieves Best Quarter Ever Relative to Benchmark

The AFL-CIO Housing Investment Trust (HIT) recorded the strongest quarterly returns in its history relative to its benchmark in the first quarter of 2009, beating the benchmark by 258 basis points (2.58 percentage points) on a gross basis and 246 basis points on a net basis. The HIT’s gross and net returns for the quarter were 2.69% and 2.57%, respectively, versus 0.12% for its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). The HIT’s three-month return represents an annualized return of 11.22% on a gross basis and 10.70% on a net basis.

The HIT’s one-year gross return of 6.55% for the period ending March 31, 2009, exceeded the Barclays Aggregate by 342 basis points. On a net basis, the HIT’s return of 6.11% outperformed the benchmark by 298 basis points for the one-year period.

This outperformance came as the major stock market indices continued to fall over the quarter, despite a bounce from early March lows. The Standard & Poor’s 500 Index, Dow Jones Industrial Average and NASDAQ Composite Index had negative returns of –11.7%, –13.3% and –3.1%, respectively, for the quarter and –39.7%, –38.0 % and –32.9%, respectively, for the one-year period.

The HIT’s disciplined and prudent strategy has continued to serve its participants well. The HIT seeks to match the benchmark’s interest rate risk while substituting high credit quality multifamily mortgage-backed securities (MBS) for corporate securities in the benchmark. Spreads on these government agency and government-sponsored enterprise MBS tightened significantly during the quarter as the market recognized their value and demand increased. Corporate bonds, which the HIT does not hold, performed relatively poorly over the quarter as financial market distress continued. Corporate bonds have not provided diversification relative to equities because both reflect concerns about corporate financial strength during a deepening recession. These factors contributed to the HIT’s unusually strong performance relative to its benchmark in the first quarter.

Through its investments in high credit quality MBS and prudent policies, the HIT seeks to provide competitive returns to its investors and preserve their capital. The HIT has never invested in securities backed by subprime or Alt-A mortgages and has never used leverage through borrowings, securities lending or derivatives.

The HIT’s continuing success puts it in a good position to provide much-needed capital to fund projects that create good union jobs and affordable and workforce housing. By investing in the HIT, pension funds improve their own financial security while creating a pro-union economic stimulus.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Investors should note that the particular factors contributing to the HIT’s first quarter performance may not be repeated in subsequent quarters. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.